As filed with the Securities and Exchange Commission on March 2, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

Phocas Real Estate Fund

Annual Report
December 31, 2017

PHOCAS REAL ESTATE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

Market Summary
The securitized commercial real estate market, as measured by the FTSE NAREIT All Equity REIT Index (the "Index" or the "Benchmark"), posted a positive total return in the fourth quarter of +2.5%.  The positive performance in the quarter was driven by the growth in November and partially offset by the late decline in December.  While the Index closed the year with a total return of +8.7%, the Phocas Real Estate Fund (the "Fund") underperformed the Benchmark with a return of 7.4%.

As REITs have largely been driven by the direction of the 10-year Treasury over the last several years, there is obvious concern that should rates move up, investors would prefer to be underweight REITs.  That said, REIT valuations could be supported given a modest forecasted rise in interest rates on both short and long term.  Looking ahead to 2018, the tax bill will likely have important impacts on the economy, financial markets and commercial real estate.

Performance Summary
With the exception of Retail and Health Care, most REIT portfolios are experiencing historically high levels of occupancy and solid fundamentals.  Despite the recent indications of a healthy 2017 holiday shopping season, Retail REITs have suffered through store closure announcements, bankruptcies and general unfavorable investor sentiment.  Healthcare has also been challenged by increased cost of capital and Skilled Nursing Facilities (SNF) tenant issues including concerns on reimbursement rates, unaffordable contracted rent bumps, and contracting margins.

Data Centers and Manufactured Homes continue to perform well for the Fund.  We remain positive on the demand for outsourced data center providers, including IT outsourcing, IP traffic growth and expansion of cloud computing.  Sun Communities (SUI) performed well as fundamentals remain very healthy and the company continues to source acquisitions opportunities.

The year's top performing real estate sectors were Infrastructure (+35.4%), Data Centers (+28.4%) Manufactured Homes (+24.9%), Timber (+21.9%) and Industrial (+20.6%).  The outperformance from Infrastructure and Data Center REITs were driven by the growing demand for mobile and cloud data streaming.  Industrial REIT demand is continuing to grow due to ecommerce expansion.  Retail REITs, on the other hand, lagged the Index at -4.8%, as Shopping Centers ended 2017 with -11.4% returns overall and Regional malls were -2.7%.  Other, more traditional REIT property sectors also underperformed during the year, Healthcare (+0.9%), Apartments (+3.7%) and Office (+5.2%).

Contributors
Despite the negative headlines and poor performance of the Retail sector, two of the top three performers in the fourth quarter were in fact Retail REITs.  The share price of General Growth Properties (GGP, +14.9%) was driven higher due to the buyout proposal from Brookfield Asset Management (BAM) and then Unibal-Rodamco takeover of Westfield Corp.  Regency Centers (REG, +12.4%) also outperformed in the fourth quarter as its reported third quarter earnings results beat consensus.  REG continues to be a top quality company with high quality properties and strong demographic markets.

Detractors
The largest detractor in the quarter was SBRA Health Care (SBRA, -12.1%), which was driven by the headline risks of its tenant mix, SNF and Senior Housing (SH).  Despite the industry risks, SBRA's fundamentals remain solid, and management showed confidence with its recent 5% increase to the annual dividend.  Seritage Growth Properties (SRG, +11.6%) declined during the fourth quarter after being a top performer in the prior quarter.  We expect SRG's share price to remain volatile given its connection to its largest tenant, Sears Holdings, and its widely known struggles.  SRG is working to redevelop the department store space, and is viewed as a significant opportunity to improve the asset through retenanting and densification.  Corporate Office Properties (OFC, -10.2%) also impaired the Fund's performance during the quarter.  The dip in OFC's share price was directly linked to concern over a letter OFC received from the SEC regarding its 2016 10-K.  The matter was addressed and viewed as a non-issue.

Fund Positioning
Against a backdrop of tax cuts for the rest of corporate America that should accelerate earnings either from faster economic growth or larger dividends and stock buybacks, we expect REITs to face skepticism given presumed better growth elsewhere.  That said, we believe the more interesting part of investing will likely be later in the year, as the sugar high of the tax cuts wears off and investors measure the actual impact on the economy.  With the view of a recession still years off, REITs could return to favor as the valuation gap widens and demand builds for companies to expand office space and hire more employees.

1

PHOCAS REAL ESTATE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

From a portfolio positioning standpoint, we continue to favor a mix of growth oriented companies combined with selected REITs trading at deeper discounts to NAV and solid cash flow growth.  While we don't expect any initial benefits, we believe that a few REIT sectors are well positioned to benefit from the changes in tax law, namely Office, Retail and Apartments.

Little has changed with the strategy of underweighting Healthcare, Freestanding, Suburban Office and Shopping Centers.  In the current environment, Health Care REITs have several risks that make them less defensive today than in the past, particularly supply of Senior Housing and Skill Nursing reimbursement.  The Fund remains overweight Office, preferring central business district holdings over suburban, as accelerating employment should drive strong same property NOI growth and lowered concessions.

Best Regards,
Phocas Financial Corporation
William Schaff, CFA                                   James Murray, CFA

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund's Portfolio Managers as of the date this report is first published and may not reflect their views anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date this report is first published. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

The Fund is exposed to the same risks that are associated with the direct ownership of real estate including, but not limited to, a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increasing operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods from investing solely in the U.S. These risks are magnified in emerging markets. The Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The FTSE NAREIT All Equity REITs Index is an unmanaged index of all tax qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. One cannot invest directly in an index.

2

PHOCAS REAL ESTATE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Phocas Real Estate Fund (the "Fund") compared with the performance of the benchmark, the FTSE NAREIT All Equity REITs Index (the "NAREIT Equity Index"), over the past 10 fiscal years. The NAREIT Equity Index is an unmanaged index of all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meets minimum size and liquidity criteria. The total return of the NAREIT Equity Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the NAREIT Equity Index does not include expenses. The Fund is professionally managed, while the NAREIT Equity Index is unmanaged and is not available for investment.

Average Annual Total Returns
Periods Ended December 31, 2017	One Year	Five Years	Ten Years
Phocas Real Estate Fund	7.35%	10.44%	8.08%
FTSE NAREIT All Equity REITs Index	8.67%	9.83%	7.77%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 746-2271. Shares redeemed within 90 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 2.17%. However, the Fund's Advisor has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through April 30, 2018 (the "Expense Cap"). The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, is approved by the Board and does not cause the Net Annual Fund Operating Expenses of the Fund to exceed the lesser of (i) the current expense cap, or (ii) the Expense Cap in place at the time the fees were waived. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

The historical information shown above from December 31, 2007 through July 31, 2013, reflects the historical performance of the Phocas Real Estate Fund, a series of the Advisors Series Trust (the "Predecessor Fund"). Effective as of the close of business on July 31, 2013, the Predecessor Fund reorganized into the Fund. The Predecessor Fund had identical investment objectives and strategies to the fund and was managed by the same investment advisor.

3

PHOCAS REAL ESTATE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description	Value
Common Stock (REITs) - 96.6%
Apartments - 14.2%
3,219	AvalonBay Communities, Inc.	$574,302
2,699	Camden Property Trust	248,470
3,159	Education Realty Trust, Inc.	110,312
1,975	Essex Property Trust, Inc.	476,706
37,646	Independence Realty Trust, Inc.	379,848
		1,789,638
Commercial Financing - 1.6%
10,432	Jernigan Capital, Inc.	198,312
Data Centers - 8.3%
5,701	CoreSite Realty Corp.	649,344
7,172	QTS Realty Trust, Inc., Class A	388,436
		1,037,780
Diversified - 3.6%
12,758	Colony NorthStar, Inc., Class A	145,569
4,002	Vornado Realty Trust	312,876
		458,445
Diversified Financials - 1.4%
4,592	Iron Mountain, Inc.	173,256
Freestanding - 2.4%
7,473	Seritage Growth Properties, Class A	302,358
Health Care - 3.5%
5,419	Sabra Health Care, Inc.	101,715
5,320	Welltower, Inc.	339,256
		440,971
Industrial - 9.5%
10,021	First Industrial Realty Trust, Inc.	315,361
19,505	Rexford Industrial Realty, Inc.	568,766
11,313	STAG Industrial, Inc.	309,184
		1,193,311
Infrastructure - 1.5%
1,297	American Tower Corp.	185,043
Lodging/Resorts - 5.1%
7,463	Chatham Lodging Trust	169,858
12,729	Pebblebrook Hotel Trust	473,137
		642,995
Manufactured Homes - 2.6%
3,497	Sun Communities, Inc.	324,452
Office - 19.6%
4,676	Alexandria Real Estate Equities, Inc.	610,639
2,749	Boston Properties, Inc.	357,452
7,084	Corporate Office Properties Trust	206,853
11,639	Hudson Pacific Properties, Inc.	398,636
4,243	Kilroy Realty Corp.	316,740
9,740	NorthStar Realty Europe Corp.	130,808
4,354	SL Green Realty Corp.	439,449
		2,460,577
Shares	Security Description	Value
Regional Malls - 9.2%
10,362	GGP, Inc.	$242,367
5,307	Simon Property Group, Inc.	911,424
		1,153,791
Self Storage - 8.2%
3,079	Extra Space Storage, Inc.	269,258
27,957	National Storage Affiliates Trust	762,108
		1,031,366
Shopping Centers - 4.9%
13,217	Acadia Realty Trust	361,617
3,653	Regency Centers Corp.	252,715
		614,332
Single Family Homes - 1.0%
5,630	Invitation Homes, Inc.	132,699
Total Common Stock (REITs) (Cost $8,754,772)	12,139,326
Investments, at value - 96.6% (Cost $8,754,772)	$12,139,326
Other Assets & Liabilities, Net – 3.4%	428,356
Net Assets – 100.0%	$12,567,682

REIT	Real Estate Investment Trust
The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$12,139,326
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$12,139,326

The Level 1 value displayed in this table is Common Stock (REITs). Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2017.

See Notes to Financial Statements.	4

PHOCAS REAL ESTATE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Apartments	14.7%
Commercial Financing	1.6%
Data Centers	8.6%
Diversified	3.8%
Diversified Financials	1.4%
Freestanding	2.5%
Health Care	3.6%
Industrial	9.8%
Infrastructure	1.5%
Lodging/Resorts	5.3%
Manufactured Homes	2.7%
Office	20.3%
Regional Malls	9.5%
Self Storage	8.5%
Shopping Centers	5.1%
Single Family Homes	1.1%
100.0%

See Notes to Financial Statements.	5

PHOCAS REAL ESTATE FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2017

ASSETS
. Investments, at value (Cost $8,754,772)	$12,139,326
Cash	401,792
Receivables:
Fund shares sold	3
Dividends and interest	67,460
Prepaid expenses	1,305
Total Assets	12,609,886

LIABILITIES
Accrued Liabilities:
Investment advisor fees	11,715
Trustees' fees and expenses	20
Fund services fees	6,533
Other expenses	23,936
Total Liabilities	42,204

NET ASSETS	$12,567,682

COMPONENTS OF NET ASSETS
Paid-in capital	$9,049,868
Undistributed net investment income	23,894
Accumulated net realized gain	109,366
Net unrealized appreciation	3,384,554
NET ASSETS	$12,567,682
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	388,028
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$32.39
* Shares redeemed or exchanged within 90 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	6

PHOCAS REAL ESTATE FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income .	$450,291
Interest income	1,596
Total Investment Income	451,887
Advisor
EXPENSES
Investment advisor fees	92,116
Fund services fees	94,400
Custodian fees	5,000
Registration fees	2,162
Professional fees	28,567
Trustees' fees and expenses	2,480
Other expenses	16,936
Total Expenses	241,661
Fees waived and expenses reimbursed	(57,429)
Net Expenses	184,232

NET INVESTMENT INCOME	267,655

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	528,894
Net change in unrealized appreciation (depreciation) on investments	89,256
NET REALIZED AND UNREALIZED GAIN	618,150
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$885,805

See Notes to Financial Statements.	7

PHOCAS REAL ESTATE FUND STATEMENTS OF CHANGES IN NET ASSETS

	#	43100 #	#	42735
		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
OPERATIONS
Net investment income		$267,655		$301,744
Net realized gain		528,894		25,119
Net change in unrealized appreciation (depreciation)		89,256		527,384
Increase in Net Assets Resulting from Operations		885,805		854,247

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(125,775)		(133,353)
Net realized gain		(598,603)		(482,261)
Total Distributions to Shareholders		(724,378)		(615,614)

CAPITAL SHARE TRANSACTIONS
Sale of shares		599,046		1,686,936
Reinvestment of distributions		724,378		615,614
Redemption of shares		(1,338,289)		(1,171,733)
Increase (Decrease) in Net Assets from Capital Share Transactions		(14,865)		1,130,817
Increase in Net Assets		146,562		1,369,450

NET ASSETS
Beginning of Year		12,421,120		11,051,670
End of Year (Including line (a))		$12,567,682		$12,421,120

SHARE TRANSACTIONS
Sale of shares		18,467		51,662
Reinvestment of distributions		21,979		19,647
Redemption of shares		(41,176)		(36,450)
Increase (Decrease) in Shares		(730)		34,859

(a) Undistributed net investment income		$23,894		$-

See Notes to Financial Statements.	8

PHOCAS REAL ESTATE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended December 31,
	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning
of Year	$31.95	$31.23	$32.44	$24.66	$23.30
INVESTMENT OPERATIONS
Net investment income (a)	0.72	0.83	0.57	0.45	0.46
Net realized and unrealized gain (loss)	1.65	1.51	(0.18)	7.35	1.09
Total from Investment Operations	2.37	2.34	0.39	7.80	1.55
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.33)	(0.35)	(0.36)	(0.02)	(0.19)
Net realized gain	(1.60)	(1.27)	(1.24)	—	—
Total Distributions to Shareholders	(1.93)	(1.62)	(1.60)	(0.02)	(0.19)
NET ASSET VALUE, End of Year	$32.39	$31.95	$31.23	$32.44	$24.66
TOTAL RETURN	7.35%	7.64%	1.28%	31.65%	6.64%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$12,568	$12,421	$11,052	$10,782	$7,492
Ratios to Average Net Assets:
Net investment income	2.18%	2.57%	1.75%	1.59%	1.83%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Gross expenses (b)	1.97%	2.17%	2.30%	2.93%	3.85%
PORTFOLIO TURNOVER RATE	25%	26%	30%	18%	29%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Note 1. Organization
The Phocas Real Estate Fund (the "Fund") is a a non-diversified portfolio of Forum Funds II (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on September 29, 2006. The Fund seeks long-term total investment return through a combination of capital appreciation and current income.
On July 19, 2013, at a Special Meeting of Shareholders of the Phocas Real Estate Fund (the "Predecessor Fund"), a series of the Advisor Series Trust, the shareholders approved a proposal to reorganize the Predecessor Fund into the Fund, a newly created series of the Trust. The Fund is designed to be substantially similar from an investment perspective to the Predecessor Fund, and is managed by the same investment advisor. As a result of the reorganization, the Fund is now operating under the supervision of a different board of trustees. On August 1, 2013, the shares of the Predecessor Fund were, in effect, exchanged on a tax-free basis for shares of the Fund with the same aggregate value. No sales load, commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Advisor, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government

10

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2017, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
REITs – The Fund has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund may include the gross dividends from such REITs in income or may utilize estimates of any potential REIT dividend reclassifications in the Fund's annual distributions to shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital, require reclassification, or be under distributed on an excise basis and subject to excise tax.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund's balance sheet.

11

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of December 31, 2017, The Fund had $151,792 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Advisor – Phocas Financial Corporation (the "Advisor") is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the Fund's average daily net assets for providing distribution and/or shareholder services to the Fund. The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Expenses Reimbursed and Fees Waived
The Advisor has contractually agreed to waive its fee and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% through April 30, 2018. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2017, fees waived and expenses reimbursed were as follows:
Investment Advisor Fees Waived	Other Waivers	Total Fees Waived
$41,429	$16,000	$57,429

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is (1) made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of December 31, 2017, $179,173 is subject to recapture by the Advisor.
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended December 31, 2017 totaled $2,995,160 and $3,510,336, respectively.

12

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Note 7. Federal Income Tax
Cost for federal income tax purposes is $8,751,111 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,657,638
Gross Unrealized Depreciation	(269,423)
Net Unrealized Appreciation	$3,388,215

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	2017	2016
Ordinary Income	$ 149,516	$ 78,381
Long-Term Capital Gain	574,862	537,233
	$ 724,378	$ 615,614

As of December 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$37,682
Undistributed Long-Term Gain	91,917
Unrealized Appreciation	3,388,215
Total	$3,517,814

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax treatment on distributions from REITs.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2017. The following reclassification was the result of REIT distribution reallocation adjustments and has no impact on the net assets of the Fund.
Undistributed Net Investment Income (Loss)	$(117,986)
Accumulated Net Realized Gain (Loss)	117,986

Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II
and the Shareholders of Phocas Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Phocas Real Estate Fund, a series of shares of beneficial interest in Forum Funds II (the  "Fund"), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP
We have served as the auditor of one or more of the Funds in Forum Funds II since 2013.
Philadelphia, Pennsylvania
February 23, 2018

14

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 746-2271 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 746-2271 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017, through December 31, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2017	December 31, 2017	Period*	Ratio*
Actual	$1,000.00	$1,037.48	$7.70	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63	1.50%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 0.45% as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Fund also designates 15.88% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

15

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 746-2271.
Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	1	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2013	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	1	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds
John Y. Keffer[1] Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	1	Trustee, Forum Funds; Trustee Forum ETF Trust; Trustee U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
[1]Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

16

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A

17

PHOCAS REAL ESTATE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(866) 746-2271 (toll free)

INVESTMENT ADVISOR
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA 94501

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

215-ANR-1217

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds II (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)       There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)        Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- "interested" Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "Act")), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $13,400 in 2016 and $13,400 in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,000 in 2016 and $3,000  in 2017.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series").  In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2016 and $0 in 2017.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	February 26, 2018

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer
Date	February 26, 2018